                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              PUBLIX SUPERMARKET
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                              PUBLIX SUPERMARKET
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

PUBLIX SUPER MARKETS, INC.

1994 NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT



Tuesday, May 17, 1994
Main Office & Warehouse
1936 George Jenkins Boulevard
Lakeland, Florida 33801


To Our Stockholders:

Notice is hereby given, pursuant to the By-Laws of the Corporation, that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida Corporation, will be held at the principal office of the Corporation, 1936 George Jenkins Boulevard, Lakeland, Florida, on Tuesday, May 17, 1994, at 10:00 a.m. for the following purposes:

         1.      To elect a Board of Directors
         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please mark, sign, date and return the proxy card in the enclosed return envelope.

By order of the Board of Directors:

/s/ S. Keith Billups
- --------------------
S. Keith Billups
Secretary





Dated: March 14, 1994

GENERAL INFORMATION

This proxy statement is being mailed on or about April 18, 1994, to the stockholders of Publix Super Markets, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on May 17, 1994, or any adjournments thereof. The cost of the enclosed proxy is borne by the Corporation.

VOTING SECURITIES OUTSTANDING
As of March 4, 1994, there were 231,210,104 shares of common stock of the Corporation outstanding. Each share is entitled to one vote.

Only holders of common stock of record at the close of business on March 4, 1994, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES
A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Corporation, at the principal office of the Corporation, 1936 George Jenkins Boulevard, Lakeland, Florida. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.

The proxy cards will be tabulated by employees of the Corporation. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. The required vote for the election of proposed directors will be determined based upon an affirmative vote of a plurality of the shares voting. Any other matter submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of shares voted at the meeting in person or by proxy. An abstention or a failure to vote is not counted in determining whether a plurality of votes exists, but an abstention or a failure to vote is equivalent to a "no" vote when a majority vote of all outstanding shares is required.

ELECTION OF DIRECTORS
The proxies will be voted for the election of the ten proposed directors unless the stockholder specifies otherwise. Although the Corporation's By-Laws authorize a Board of Directors of fifteen members, the proxies cannot be voted for a greater number of persons than the number of nominees named. The term of office of each director will be until the next annual meeting or until their successors shall be elected and qualify.

INFORMATION CONCERNING PROPOSED
DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information about the shares of the Corporation's common stock beneficially owned as of March 4, 1994, by the Corporation's proposed directors. Additionally listed are all directors and executive officers as a group and others known by the Corporation to own beneficially 5% or more of the Corporation's common stock.

Name, Principal Occupation
Presently and During Last
Five Years and Period of          Nature of Family Relationship              Number of Shares of Common
Service as Director of            with Executive Officers                    Stock Beneficially Owned                     Percent
the Corporation (Age)             and Directors                              as of March 4, 1994 (1)                      of Class
- -----------------------------------------------------------------------------------------------------------------------------------
Carol Jenkins Barnett             Sister of Howard M. Jenkins, niece of              13,134,987 (2)                         5.68
  Director since 1983 (37)        Charles H. Jenkins, Sr., first cousin
                                  of Charles H. Jenkins, Jr., aunt of
                                  W. Edwin Crenshaw and wife of
                                  Hoyt R. Barnett

Hoyt R. Barnett                   Husband of Carol Jenkins Barnett                   23,399,650 (3)                        10.12
  Executive Vice President        and brother-in-law of
  of the Corporation since        Howard M. Jenkins
  1988 and Trustee of the
  Profit Sharing Plan since
  1992, Director since 1985 (50)

W. Edwin Crenshaw                 Nephew of Carol Jenkins Barnett                       665,867                                *
  Executive Vice President        and nephew of Howard M. Jenkins
  of the Corporation since
  January 1994, previously
  Vice President of the
  Corporation (1990), and
  Director of Retail Operations
  for the Lakeland Division,
  Director since 1990 (43)

Mark C. Hollis                                                                        2,675,491 (4)                         1.16
  President and Chief Operating
  Officer of the Corporation,
  Director since 1974. He is
  a Director of Bell South
  Telecommunications, a Bell
  South Company (59)





* Shares represent less than 1% of class.

Note references are explained on page 4.

Name, Principal Occupation
Presently and During Last
Five Years and Period of          Nature of Family Relationship              Number of Shares of Common
Service as Director of            with Executive Officers                    Stock Beneficially Owned                    Percent
the Corporation (Age)             and Directors                              as of March 4, 1994 (1)                     of Class
- ----------------------------------------------------------------------------------------------------------------------------------
Charles H. Jenkins, Jr.           Son of Charles H. Jenkins, Sr., first               2,428,862                             1.05
  Chairman of the Executive       cousin of Carol Jenkins Barnett and
  Committee of the Corporation    first cousin of Howard M. Jenkins
  since 1990, previously
  Executive Vice President,
  Director since 1974 (50)

Charles H. Jenkins, Sr.           Father of Charles H. Jenkins, Jr.,                  2,702,191                             1.17
  Retired in 1985, previously     uncle of Carol Jenkins Barnett and
  Chairman of the Board of the    uncle of Howard M. Jenkins
  Corporation, Director since
  1953 (79)

Howard M. Jenkins                 Brother of Carol Jenkins Barnett,                  46,305,923 (5)                        20.03
  Chairman of the Board and       nephew of Charles H. Jenkins, Sr.,
  Chief Executive Officer of      first cousin of Charles H. Jenkins, Jr.,
  the Corporation since 1990,     uncle of W. Edwin Crenshaw and
  previously Chairman of the      brother-in-law of Hoyt R. Barnett
  Executive Committee, Director
  since 1977 (43)

Tina P. Johnson
  Treasurer of the Corporation                                                           39,124                                *
  since 1992, previously Assistant
  Secretary (1990) and Tax Manager,
  Director since 1993 (34)

E.V. McClurg
  Chairman of Peoples Bank of                                                         1,998,546                                *
  Lakeland since 1991 (previously
  Vice Chairman) and attorney at
  law, law office of E.V. McClurg,
  Director since 1988 (52)

William H. Vass
  Executive Vice President of the                                                    27,643,630 (6)                        11.96
  Corporation and Trustee of the
  Employee Stock Ownership Plan
  since 1992, previously Vice
  President and Treasurer (1990)
  and Controller, Director since
  1988 (44)



* Shares represent less than 1% of class.

Note references are explained on page 4.

(1) As used in the table on the preceding pages, "beneficial ownership" means the sole or shared voting or investment power with respect to the Corporation's common stock. Holdings of officers include shares allocated to their individual accounts in the Corporation's Employee Stock Ownership Plan, over which each officer exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity.

(2) Excludes shares of common stock beneficially owned by Carol Jenkins Barnett's husband, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett is Trustee of the Profit Sharing Plan which is the record owner of 23,278,750 shares of common stock over which he exercises sole voting and investment power. Total shares beneficially owned excludes shares of common stock owned by Hoyt R. Barnett's wife, as to which Hoyt R. Barnett disclaims beneficial ownership.

(4) Mark C. Hollis is Co-Trustee with Peoples Bank of Lakeland for 1,577,699 shares of common stock in three family trusts. The remaining shares are owned in a separate family trust over which Mark C. Hollis is Co-Trustee with his wife. As Co-Trustee, Mark C. Hollis has shared voting and investment power for these shares.

(5) Howard M. Jenkins is Voting Trustee of a Voting Trust Agreement (Agreement), effective May 30, 1987, established by him, his brother and two of his sisters. The Agreement, as amended, has a ten year term and covers 45,733,983 shares of common stock, of which 13,887,305 shares are beneficially owned by Howard M. Jenkins and 14,185,405 shares are beneficially owned by Nancy E. Jenkins. The remaining shares held under the Agreement are owned by various individuals who are not beneficial owners of 5% or more of the Corporation's common stock. As Trustee, Howard M. Jenkins has voting rights for the shares represented by the Agreement unless the stockholders of a majority of the shares direct him to vote all shares in a specified manner. In addition, Howard M. Jenkins beneficially owns 571,940 shares of common stock which are either individually owned or owned as Trustee for three separate trusts over which he exercises sole voting and investment power.

(6) William H. Vass is Trustee of the Employee Stock Ownership Plan (ESOT) which is the record owner of 27,610,780 shares of common stock over which he has shared investment power. As Trustee, William H. Vass exercises sole voting power over 545,249 shares in the ESOT because such shares have not been allocated to participants' accounts. The ESOT participants, not William H. Vass, exercise sole voting power over all remaining shares in the ESOT.

OTHER BENEFICIAL OWNERS' INFORMATION

Twenty-six directors and executive officers as a group beneficially owned 121,511,419 shares or 52.55% of the common stock of the Corporation as of March 4, 1994. Included in this amount are 50,889,530 shares in the Profit Sharing Plan and the Employee Stock Ownership Plan.

Nancy E. Jenkins, sister of Howard M. Jenkins, is the record and beneficial owner of 14,756,894 shares or 6.38% of the common stock of the Corporation. Included in this amount are 14,185,405 shares which are held in and subject to the Voting Trust Agreement, effective May 30, 1987, for which Howard M. Jenkins is Voting Trustee.

Beneficial owners of 5% or more of common stock who are known by the Corporation include those noted in the preceding table with respect to directors, the Profit Sharing Plan and the Employee Stock Ownership Plan or otherwise noted above. The Corporation is aware of no other beneficial owners of 5% or more of the common stock of the Corporation. The address for all beneficial owners is 1936 George Jenkins Boulevard, Lakeland, Florida, 33801.

Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Corporation are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Corporation believes that its officers, directors and stockholders complied with the Section 16 filing requirements except as noted below. Due to misunderstandings of the applicable rules, previous reports filed by the following persons did not reflect their indirect beneficial ownership of certain shares or changes therein (in each case, each Form 4 or Form 5 noted below involved one transaction): R. Scott Charlton (one Form 4 and one Form 5); James J. Lobinsky (one Form 4); E.V. McClurg (Form 3 and three Form 4s); Robert
H. Moore (Form 3); David P. Phillips (Form 3 and one Form 4); Edward H. Ruth (one Form 4); William H. Vass (three Form 5s). In addition, the E.C. McClurg Living Trust (of which E.V. McClurg is Co-Trustee) did not timely file a Form 3 and two Form 4s. Upon learning of the omissions, each of the persons indicated above promptly filed initial or amended reports to reflect the required information.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 1993, the Executive Committee performed the equivalent functions of a Compensation Committee. Committee members, who were all officers of the Corporation, include: Hoyt R. Barnett, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins and William H. Vass. There were no interlocks of executive officers or directors of the Corporation serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Corporation.

EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation for the named executive officers, including the CEO, include a base salary and an incentive bonus.

The factors considered in determining the base salary include: (1) the overall level of responsibility and the relationship to compensation levels of the Corporation's management (2) the compensation levels of supermarket chains in the Corporation's Peer Group Index, taking into account the size and financial performance of the Corporation (3) anticipated competitive operating conditions and (4) overall economic conditions. In considering these factors, the Executive Committee continued to place significant emphasis on the competitive pressures in the Corporation's market areas and weaknesses in the overall economy. Therefore, the base salary of the named executives was fixed at the same level as in the previous two years, with the exception of the base salary of William H. Vass which was adjusted to reflect increased responsibilities.

Bonuses are paid generally in the year following the year earned. Bonuses for 1992 reflect a year of transition as the Corporation implemented an incentive bonus plan. The incentive bonus plan covers approximately 350 management employees. Under this plan, a bonus pool is allocated among these management employees, including the named executive officers, based on eligible compensation. The bonus pool is established as a fraction of earnings before income taxes for the twelve months ended with the third quarter for each fiscal year. Then, this pool is adjusted upward or downward to reflect actual sales results for the same twelve month period compared to a sales goal. For 1992, most participants were limited to a 15% bonus increase compared to the previous year. In rare circumstances, the Corporation may pay an additional discretionary bonus to particular individuals. During 1992, William H. Vass received a discretionary bonus for his individual performance.

The average compensation earned by the executives named in the following table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains included in the performance graph on page 10.

This report is submitted by the following members of the Executive Committee:
Hoyt R. Barnett, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins and William H. Vass.

EXECUTIVE COMPENSATION

The following table summarizes the compensation EARNED by the Corporation's Chief Executive Officer (CEO) and the Corporation's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 1993 and for services rendered in all capacities to the Corporation during the years ended 1993, 1992 and 1991:

SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                                                                                -----------------------------
                                               Annual Compensation                     Awards         Payouts
                                       -------------------------------------    --------------------  -------
                                                                      Other
                                                                      Annual    Restricted                     All Other
                                                                      Compen-   Stock       Options/  LTIP     Compen-
Name and Principal Position    Year    Salary     Bonus (1)  Total    sation    Award       SARs (#)  Payouts  sation(2)
- ------------------------------------------------------------------------------------------------------------------------
Howard M. Jenkins (19)         1993    $290,000   $92,935    $382,935    -        -          -          -      $17,974
  Chairman of the Board,       1992     290,000    92,000     382,000    -        -          -          -       19,167
  Chief Executive Officer      1991     290,000    80,000     370,000    -        -          -          -       18,124

Mark C. Hollis (47)            1993    $290,000   $91,536    $381,536    -        -          -          -      $17,974
  President, Chief             1992     290,000    86,250     376,250    -        -          -          -       19,167
  Operating Officer and        1991     290,000    75,000     365,000    -        -          -          -       18,124
  Director

Charles H. Jenkins, Jr. (24)   1993    $213,000   $71,037    $284,037    -        -          -          -      $17,974
  Chairman of the              1992     213,000    78,990     291,990    -        -          -          -       19,167
  Executive Committee and      1991     213,000    70,000     283,000    -        -          -          -       18,124
  Director

Hoyt R. Barnett (25)           1993    $190,000   $63,011    $253,011    -        -          -          -      $17,974
  Executive Vice President     1992     190,000    69,000     259,000    -        -          -          -       19,167
  and Director                 1991     190,000    60,000     250,000    -        -          -          -       18,124

William H. Vass (14)           1993    $223,000   $76,391    $299,391    -        -          -          -      $15,750
  Executive Vice President     1992     206,000    94,000     300,000    -        -          -          -       16,825
  and Director                 1991     184,000    60,000     244,000    -        -          -          -       15,896




( )      Years of Service

(1) Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.

(2) Amounts in this column include the Corporation's contribution to the Profit Sharing Plan and the Employee Stock Ownership Plan.

The following table summarizes the compensation PAID to the Corporation's five most highly compensated executive officers during 1993, 1992 and 1991. The amounts paid differ from the amounts earned due to the timing of bonus payments.


Name and Principal Position    Year    Salary     Bonus      Total
- ---------------------------------------------------------------------
Howard M. Jenkins (19)         1993    $290,000   $92,000    $382,000
  Chairman of the Board,       1992     290,000    80,000     370,000
  Chief Executive Officer      1991     290,000    80,000     370,000

Mark C. Hollis (47)            1993    $290,000   $86,250    $376,250
  President, Chief             1992     290,000    75,000     365,000
  Operating Officer and        1991     290,000    75,000     365,000

Charles H. Jenkins, Jr. (24)   1993    $213,000   $78,990    $291,990
  Chairman of the              1992     213,000    70,000     283,000
  Executive Committee and      1991     213,000    70,000     283,000

Hoyt R. Barnett (25)           1993    $190,000   $69,000    $259,000
  Executive Vice President     1992     190,000    60,000     250,000
  and Director                 1991     190,000    60,000     250,000

William H. Vass (14)           1993    $223,000   $80,000    $303,000
  Executive Vice President     1992     206,000    74,000     280,000
  and Director                 1991     184,000    60,000     244,000

OTHER COMPENSATION

The Corporation has no defined benefit pension plans. Its two defined contribution plans, a profit sharing plan and an employee stock ownership plan, are available to all employees who have completed one year of employment during which they worked 1,000 hours or more. The Corporation's contribution to the Profit Sharing Plan is based on 10% of earnings before income taxes and the profit sharing contribution. An additional 5% of the same earnings is contributed to the Employee Stock Ownership Plan. The Corporation contributes additional shares to the Employee Stock Ownership Plan as determined by the Board of Directors. The Corporation's contributions to these two plans are allocated to all participants on the basis of compensation and the plans do not discriminate, in scope, terms, or operation, in favor of officers or directors of the Corporation. Amounts earned for 1993, 1992 and 1991 under the plans by the CEO and the four most highly paid executive officers are listed in the Summary Compensation Table.

The Corporation's group health insurance plan is available to all full-time employees and qualified part-time employees and the group life insurance plan and long-term disability plan are available to all full-time employees. These plans do not discriminate in favor of officers or directors of the Corporation.

All compensation paid to executive officers during 1993, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

No fees were paid in 1993 for services as director or committee member.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

The Corporation paid $1,560,000 in rental payments to George W. Jenkins, Founder of the Corporation, for leased equipment and fixtures for 13 stores and paid $240,000 in rental payments to Charles H. Jenkins, Sr., a Director of the Corporation, for leased equipment and fixtures for two stores. All leases will expire by October 1996.

During 1993, the Corporation purchased approximately $904,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins. The Corporation also purchased approximately $2,025,000 of food products from suppliers represented by a brokerage company partially owned by Byron Brown, son of Bennie F. Brown, Vice President and Director of the Corporation.

During 1993, the Corporation paid approximately $210,000 to the law office of E.V. McClurg for legal services. E.V. McClurg is a Director and continues to provide legal services to the Corporation.

In the opinion of management, the terms of these transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

PERFORMANCE GRAPH

The following performance graph sets forth the Corporation's cumulative total stockholder return during the five years ended December 25, 1993, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 1988 in the Corporation's common stock and in each of the related indices and assumes reinvestment of dividends.


COMPARISON OF FIVE-YEAR CUMULATIVE RETURN


                       1988        1989        1990        1991        1992        1993
                       ------------------------------------------------------------------
PUBLIX                 100.00      144.29      163.69      170.29      212.16      204.35

S&P 500                100.00      131.69      127.60      166.47      179.15      197.21

PEER GROUP             100.00      131.46      143.46      180.64      178.33      170.96



(1) Companies included in the peer group are: A&P, Albertsons, American Stores, Brunos, Food Lion, Giant Foods, Hannaford Bros., Kroger, Safeway, Smith's Food & Drug, Vons, Weis Markets and Winn-Dixie.

COMMITTEES

The Board of Directors has neither a standing compensation nor nominating committee.

The Board's Audit Committee recommends the independent auditors to be engaged by the Corporation and reviews with the independent auditors and the internal auditors the scope and results of their audit work, including their appraisal of the Corporation's internal accounting controls. Presently, the Audit Committee consists of Carol J. Barnett, Charles H. Jenkins, Sr., and E.V. McClurg, Chairman. During 1993, the Committee held two meetings.

BOARD OF DIRECTORS MEETINGS

The Board of Directors held four meetings during 1993. All directors attended at least 75% of the Corporation's Board of Directors and committee meetings held in 1993.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG Peat Marwick was the Corporation's auditors during 1993. The Audit Committee will make its recommendation as to the Corporation's auditors for 1994 later this year.

Representatives of KPMG Peat Marwick will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 1995 Annual Meeting of Stockholders must be received at the Corporation's executive offices prior to December 19, 1994, for consideration for inclusion in the proxy statement and proxy card relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

At the date of this proxy statement the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors:

/s/ S. Keith Billups
- --------------------
S. Keith Billups
Secretary



Dated: March 14, 1994


The Corporation will provide, without charge, a copy of its annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 25, 1993, upon the written request of any stockholder of record or beneficial owner at the close of business on March 4, 1994. Requests for such reports should be directed to S. Keith Billups, P.O. Box 407, Lakeland, Florida 33802.

                                  COMMON STOCK
                           PUBLIX SUPER MARKETS, INC.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 1994


The Undersigned hereby appoints Howard M. Jenkins, Mark C. Hollis and Charles
H. Jenkins, Jr. or any of them, as proxy or proxies with power of substitution, to vote all shares of Common Stock of Publix Super Markets, Inc., which the undersigned is entitled to vote at the 1994 Annual Meeting of Stockholders, and at any adjournments thereof, on the following matters:

      1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Charles H. Jenkins, Sr., Howard M. Jenkins, Tina P. Johnson, E. V. McClurg and William H. Vass.

           / / FOR all nominees listed above (except as to those nominees whose names have been crossed out).

           / / AUTHORITY WITHHELD for all nominees listed above.

      2. Other Matters - Unless a line is stricken through this sentence, the proxies named above may, in their discretion, vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting.

The shares represented by this proxy card will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted as specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Corporation's 1993 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting and Proxy Statement dated March 14, 1994 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the shares represented by this proxy.

______________   ___________________________   ____________________________
Date             Signature                     Signature if held jointly

/ /      If you received an annual report for
         this account and request not to,
         please mark an (x) in this box.
         Stockholders with multiple accounts,
         please leave one proxy card unmarked.

/ /      I will attend the meeting.

Note: Your signature should appear as your name appears hereon. For shares held in joint names, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

Please mark, sign, date and promptly return this proxy card using the enclosed envelope.

To Participants of Publix Super Markets, Inc.
Employee Stock Ownership Plan  (ESOT)


Please See Last Page of Proxy For Voting Instructions

Important
Dated Material

Dear ESOT Participant:

Our records indicate that you have Employee Stock Ownership Plan (ESOT) shares which have voting rights at the Publix Super Markets, Inc. Annual Meeting of Stockholders to be held on May 17, 1994.

The Trustee of the ESOT, William H. Vass, is required to exercise the voting rights on the shares allocated to your ESOT account in accordance with your instructions. If William H. Vass, Trustee, does not receive these instructions from you or you indicate "authority withheld" on the last page of the proxy, he will not exercise any voting rights for your ESOT shares.

To authorize William H. Vass, Trustee (or his designee), who will attend the Annual Meeting of Stockholders of Publix Super Markets, Inc. on May 17, 1994, to vote your ESOT account shares, promptly sign and date the last page of the proxy. Remove the page along the perforated line and fold. If you received this proxy at your Publix location, please return this notice through the unmetered store mail system. The return address has been pre-printed on the last page of this notice. If this notice was received at an address other than a Publix location, please return the notice in the self-addressed envelope provided.

Thank you,

Plan Administrator
Publix Super Markets, Inc.

Dated: March 14, 1994

                           PUBLIX SUPER MARKETS, INC.
                        REQUEST FOR VOTING INSTRUCTIONS
                             IN CONNECTION WITH THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 1994



The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (ESOT), with respect to all shares of Common Stock of Publix Super Markets, Inc. (the "Corporation") allocated to the ESOT account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOT (Account Shares), does hereby request and instruct William H. Vass, Trustee, or the Trustee's designee, to attend the Annual Meeting of Stockholders of the Corporation to be held on May 17, 1994 and any adjournments thereof and to vote all the Account Shares which are entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as follows:

    1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Charles H. Jenkins, Sr., Howard M. Jenkins, Tina P. Johnson, E. V. McClurg and William H. Vass.

         / / FOR all nominees listed above (except as to those nominees whose names have been crossed out).

         / / AUTHORITY WITHHELD for all nominees listed above.

    2. Other Matters - Unless a line is stricken through this sentence, the Trustee (or the Trustee's designee) is directed in such person's discretion to vote the Account Shares upon such other matters as may properly come before the Annual Meeting.

The Account Shares will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted in the manner specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Corporation's 1993 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting and Proxy Statement dated March 14, 1994 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the Account Shares.


________________    ________________________________________________________
Date                Signature

Note: Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

/ / I WILL ATTEND THE MEETING.

(Promptly sign and date then remove from proxy, fold and return either through the unmetered mail system or in the enclosed envelope.)

Return to:
Retirement Department
Publix Corporate Office
Lakeland